 EXHIBIT 32b

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Twin Disc, Incorporated (the "Company") on Form 10-Q for the fiscal quarter ending September 30, 2004, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Christopher J. Eperjesy, Vice President - Finance, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) the Report fully complies with Section 13(a) of the Securities Exchange Act of 1934, and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 9, 2005                        /s/ CHRISTOPHER J. EPERJESY
                                         ---------------------------
                                         Christopher J. Eperjesy
                                         Vice President - Finance, Treasurer,
                                         Chief Financial Officer